UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2007 (October 25, 2007)
King Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Tennessee	001-15875	54-1384963

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Fifth Street, Bristol, Tennessee	37620

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     As previously reported, the Securities and Exchange Commission (the “SEC”) had been conducting an investigation relating to our previously disclosed underpayments to governmental pricing programs and errors relating to reserves for product returns. On October 25, 2007, we received a letter from the Staff of the SEC stating that the investigation has been completed and that the Staff does not intend to recommend any enforcement action to the SEC. The Staff of the SEC notified us of its determination pursuant to the final paragraph of Securities Act Release No. 5310.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2007	KING PHARMACEUTICALS, INC.
	By:	/s/ Joseph Squicciarino
Joseph Squicciarino
Chief Financial Officer